Neuberger Berman Income Funds
Class R6
Neuberger Berman Core Bond Fund	NRCRX
Prospectus February 28, 2018, as amended January 18, 2019
These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
Neuberger Berman Income Funds
Fund Summary
Neuberger Berman Core Bond Fund	2
Descriptions of Certain Practices and Security Types	12
Additional Information about Principal Investment Risks	12
Information about Additional Risks	21
Description of Index	21
Management of the Fund	21
Financial Highlights	23

Your Investment
Maintaining Your Account	24
Share Prices	27
Distributions and Taxes	28
Market Timing Policy	29
Portfolio Holdings Policy	30
Fund Structure	30

Fund Summary
Neuberger Berman Core Bond Fund
Class R6 Shares (NRCRX)
GOAL
The Fund seeks to maximize total return consistent with capital preservation.
Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.30
Distribution and/or shareholder service (12b-1) fees	None
Other expenses[2]	0.14
Total annual operating expenses	0.44
Fee waiver and/or expense reimbursement	0.09
Total annual operating expenses after fee waiver and/or expense reimbursement[3]	0.35
[1]	“Management fees” have been restated to reflect current administration fees.
[2]	“Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.
[3]	Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) are limited to 0.35% of average net assets. This undertaking lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 0.35% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.
Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.
	1 Year	3 Years	5 Years	10 Years
Class R6	$36	$113	$218	$527
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 175% of the average value of its portfolio. During the most recent fiscal year, the Fund's portfolio turnover rate including mortgage dollar roll transactions was 269%.
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Principal Investment Strategies
To pursue its goal, the Fund normally invests primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; inflation-linked debt securities; municipal securities; corporate bonds; commercial paper; mortgage-backed securities and other asset-backed securities, and loans. Securities in which the Fund may invest may be structured as fixed rate debt, floating rate debt, and debt that may not pay interest at the time of issuance. The Fund may also engage in when-issued and forward-settling securities (such as to-be-announced (“TBA”) mortgage-backed securities), which involve a commitment by the Fund to purchase securities that will be issued at a later date. The Fund may enter into a TBA agreement and “roll over” such agreement prior to the settlement date (e.g., mortgage dollar rolls) by selling the obligation to purchase the securities set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities.
The debt securities in which the Fund invests normally are investment grade. The Fund considers debt securities to be investment grade if, at the time of investment, they are rated within the four highest categories by at least one independent credit rating agency or, if unrated, are determined by the Portfolio Managers to be of comparable quality.
The Fund may also invest in derivative instruments as a means of hedging risk and/or for investment purposes, which may include altering the Fund’s exposure to currencies, interest rates, sectors and individual issuers. These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.
The Fund normally will not invest more than 15% of its total assets in non-U.S. dollar denominated securities and, through hedging strategies, will attempt to limit its exposure to currencies other than the U.S. dollar to 5% of its total assets.
Additionally, the Fund may invest in tender option bonds and preferred securities. The Fund may also invest a significant amount of its assets in U.S. Treasury securities or other money market instruments depending on market conditions.
The Fund normally seeks to maintain its target average duration within one year, and generally seeks to maintain its target average duration within a maximum of two years, of the average duration of the bonds in the Bloomberg Barclays U.S. Aggregate Bond Index.
In an effort to achieve its goal, the Fund may engage in active and frequent trading.
The Fund normally invests at least 80% of its net assets in bonds and other debt securities and other investment companies that provide investment exposure to such debt securities. The Fund will not alter this policy without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.
Investment Philosophy and Process
The Portfolio Management Team’s investment philosophy is rooted in the belief that positive results can be achieved through a consistently applied, risk-managed approach to portfolio management that leverages the unique strengths of its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. The Portfolio Management Team employs an integrated investment process in managing the Fund.
■	Portfolio Strategy: The Portfolio Management Team establishes the investment profile for the Fund, which it monitors on an ongoing basis, including exposures to sectors (such as government, structured debt, credit, etc.) and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools.
■	Strategy Implementation: Once the Portfolio Management Team establishes the investment profile for the Fund, the specialty sector investment teams and the Portfolio Management Team determine industry/sub-sector weightings and make securities selections within the types of securities that the Fund can purchase, such as investment grade securities and non-U.S. dollar denominated securities.
When assessing the value of a particular security, the teams utilize internally generated research and proprietary quantitatively driven tools and frameworks to a) establish an internal outlook, b) evaluate the market’s outlook as it is reflected in asset prices, and c) contrast the two. The teams then use the information generated by this process to decide which securities the Fund will own. The teams will generally purchase securities if their internal outlook suggests a security is undervalued by the market and sell securities if their internal outlook suggests a security is overvalued by the market. The goal is to identify and evaluate investment opportunities that others may have missed.
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PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on what happens in the market for debt instruments, the Portfolio Managers' evaluation of those developments, and the success of the Portfolio Managers in implementing the Fund's investment strategies. The Fund’s use of derivative instruments will result in leverage, which amplifies the risks that are associated with these markets. The market's behavior can be difficult to predict, particularly in the short term. There can be no guarantee that the Fund will achieve its goal. The Fund may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.
The following risks, which are described in alphabetical order and not in order of importance or potential exposure, can significantly affect the Fund’s performance:
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer. Issuers generally do not register their commercial paper with the SEC. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
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Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Foreign Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Regardless of where a company is organized or its stock is traded, its performance may be affected significantly by events in regions from which it derives its profits or in which it conducts significant operations.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In periods of deflation, the Fund may have no income at all from such investments. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for
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inflation and can be unpredictable. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
Interest Rate Risk. The Fund’s yield and share price will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration.
Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise. Whereas ordinary fixed income securities suffer a decline in value when market rates rise, this phenomenon is exacerbated in the case of inverse floaters, because when market rates rise, the rate paid by the inverse floater declines, producing greater price and income volatility than a conventional fixed-rate bond with comparable credit quality and maturity. An investment in an inverse floater may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater typically involves leverage, which can magnify the Fund’s losses.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives and when-issued and forward-settling securities may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. The Fund may also purchase a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Geopolitical risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
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Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities tend to be more sensitive to changes in interest rates than other types of debt securities. In addition, investments in mortgage- and asset-backed securities may be subject to prepayment and extension risk, call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.
Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.
Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead
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to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance. Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expenses for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Tender Option Bonds and Related Securities Risk. The Fund's use of tender option bonds may reduce the Fund's return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of floating rate certificates receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. Holders of residual income certificates (“inverse floaters”) receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. A trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments or the credit rating assigned to the issuer of the underlying bond is downgraded.
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U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price; may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations; and are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security, in which case the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.
PERFORMANCE
The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table below the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Description of Index” in the prospectus, has characteristics relevant to the Fund's investment strategy.
The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.
The following performance is that of the Fund’s Institutional Class, which is not offered through this prospectus. Class R6 would have substantially similar performance to Institutional Class because the classes are invested in the same portfolio of securities. Because Institutional Class has higher expenses than Class R6, its performance typically would have been lower than that of Class R6. Returns would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.
9 Core Bond Fund

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.
year-by-year % Returns as of 12/31 each year
Best quarter:    Q2 '09, 7.66%
Worst quarter:    Q2 '13, -2.91%
average annual total % returns as of 12/31/17
Core Bond Fund	1 Year	5 Years	10 Years
Return Before Taxes	3.72	1.99	4.50
Return After Taxes on Distributions	2.71	0.82	3.03
Return After Taxes on Distributions and Sale of Fund Shares	2.25	0.97	2.83
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54	2.10	4.01
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.
INVESTMENT MANAGER
Neuberger Berman Investment Advisers LLC (“Manager”) is the Fund’s investment manager.
PORTFOLIO MANAGERS
The Fund is managed by Thanos Bardas (Managing Director of the Manager), David M. Brown, CFA (Managing Director of the Manager), Nathan Kush (Managing Director of the Manager), Thomas J. Marthaler, CFA (Managing Director of the Manager), and Brad Tank (Managing Director, Chief Investment Officer and Global Head of Fixed Income of the Manager). Messrs. Bardas and Brown have managed the Fund since February 2008, Mr. Tank has managed the Fund since April 2009, Mr. Marthaler has managed the Fund since February 2013, and Mr. Kush has managed the Fund since December 2017.
Buying and Selling Shares
You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is received in proper form. Shares of the Fund generally are available only through investment providers, such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R6 shares.
For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton,
10 Core Bond Fund

MA 02021), or by wire, fax, telephone or exchange (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your investment provider to determine whether it imposes minimum purchase requirements.
Tax Information
Unless you invest in the Fund through a tax-advantaged retirement plan or account or are a tax-exempt investor, you will be subject to tax on Fund distributions to you of ordinary income and/or net capital gains. Those distributions generally are not taxable to such a plan or account or a tax-exempt investor, although withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
Payments to Investment Providers and Other Financial Intermediaries
If an investor purchases shares of another class of the Fund through an investment provider or other financial intermediary, (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or Neuberger Berman BD LLC and/or its affiliates may pay the intermediary for the sale of shares of those other classes of the Fund and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund or that other class over another investment. No such payments are made with respect to Class R6. To the extent the Fund makes such payments with respect to another class, they can come only out of the assets of that other class.
11 Core Bond Fund

Descriptions of Certain Practices and Security Types
Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position. Margin is typically adjusted daily, and adverse market movements may require a party to post additional margin.
Futures. A futures contract is a standardized agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or other reference instrument at a future date.
Forward Foreign Currency Contracts (“Forward Contracts”). A forward contract is a contract for the purchase or sale of a specific foreign currency at a future date at a fixed price. Forward contracts are not required to be traded on organized exchanges or cleared through regulated clearing organizations.
Swaps. In a standard swap transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined reference instruments. Swap transactions generally may be used to obtain exposure to a reference instrument without owning or taking physical custody of the reference instrument and generally do not involve delivery of the notional amount of the agreement. Swaps have historically been OTC instruments; however, recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization.
There are various types of swaps including, but not limited to, the following: interest rate swaps (exchanging a floating interest rate for a fixed interest rate); total return swaps (exchanging a floating interest rate for the total return of a reference instrument); credit default swaps (buying or selling protection against certain designated credit events); and options on swaps (“swaptions”) (options to enter into a swap agreement).
Fixed Income Securities. Debt securities may include securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; mortgage-backed securities and other asset-backed securities; and loans. Debt securities may include fixed and floating rate debt securities issued by domestic and foreign governments, corporate entities and trust structures that may or may not pay interest at the time of issuance.
Additional Information about Principal Investment Risks
This section provides additional information about the Fund’s principal investment risks described in its Fund Summary section. The following risks are described in alphabetical order and not in order of importance or potential exposure.
Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Commercial Paper Risk. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. A Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Manager may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses.
Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which may affect a security’s credit quality or value.

Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. In addition, lower credit quality may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Entities providing credit or liquidity support also may be affected by credit risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit, or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions.
Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. To the extent the Fund invests or hedges based on the perceived relationship between two currencies, there is a risk that the correlation between those currencies may not behave as anticipated.
Derivatives Risk. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund's ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.
Although the Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Additional risks associated with certain types of derivatives are discussed below:
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a futures price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market is changing as a result of this legislation. The use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Changes in the Law Governing Derivatives. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
Foreign Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic, or economic instability; trade barriers and other protectionist trade policies (including those of the U.S.); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance, and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic, or regulatory conditions in foreign countries, as well as currency exchange rates.
Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.
The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.
High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Illiquid Investments Risk. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. The Fund may receive illiquid securities as a result of its investment in securities involved in restructurings.
Inflation-Linked Debt Securities Risk. Inflation-linked debt securities are structured to provide protection against inflation. The value of the principal or the interest income paid on an inflation-linked debt security is adjusted to track changes in an official inflation measure. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index.
Repayment of the original principal upon maturity (as adjusted upward for inflation, if any) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation-linked debt securities is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. In general, the price of an inflation-linked debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-linked debt securities will vary as the principal and/or interest is adjusted for inflation and can be unpredictable. In periods of deflation, the Fund may have no income at all from such investments.
Any increase in the principal value of an inflation-linked debt security is taxable in the year the increase occurs, even though the security’s holders do not receive cash representing the increase until the security matures.
The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in inflation-linked debt securities.
Interest Rate Risk. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives, inflation rates, and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. For example, if interest rates increase by 1%, a debt security with a duration of two years will decrease in value by approximately 2%. Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities.
Inverse Floater Risk. An inverse floater earns interest at rates that vary inversely to changes in short-term interest rates. An inverse floater produces less income (and may produce no income) and may decline in value when market rates rise, and produces more income and may increase in value when market rates fall. Whereas ordinary fixed income securities suffer a decline in value when market rates rise, this phenomenon is exacerbated in the case of inverse floaters, because when market rates rise, the rate paid by the inverse floater declines, producing greater price and income volatility than a conventional fixed-rate bond with comparable credit quality and maturity. An investment in an inverse floater involves the risk of loss of principal and may involve greater risk than an investment in a fixed rate security. Inverse floaters generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floater typically involves leverage, which can magnify the Fund’s losses; accordingly, the holder of an inverse floater could lose more than its principal investment.
Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole. The value of an issuer’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, may have a significant adverse effect on the value of an issuer’s securities.
Leverage Risk. Leverage amplifies changes in the Fund’s net asset value. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. For certain instruments or transactions that create leverage, or have embedded leverage, relatively small market fluctuations may result in large changes in the value of such investments. In addition, costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless the profits from engaging in these practices exceed the costs of engaging in these practices, the use of leverage will diminish the investment performance of the Fund compared with what it would have been had the Fund not used leverage. There can be no assurance that the Fund’s use of any leverage will be successful and the Fund’s investment exposure can exceed its net assets, sometimes by a significant amount. When the Fund utilizes certain of these practices, it must comply with certain asset coverage requirements, which at times may require the Fund to dispose of some of its holdings at unfavorable times or prices.
Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.
Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the lending bank or other party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.
Courts have held in some situations that loan interests are not “securities,” and purchasers, such as the Fund, therefore may not have the benefit of the anti-fraud protections of the federal securities laws.

Market Volatility Risk. Markets may be volatile and values of individual securities and other investments, including those of a particular type, may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. Changes in the financial condition of a single issuer may impact a market as a whole. Changes in value may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects.
Mortgage- and Asset-Backed Securities Risk. The value of mortgage- and asset-backed securities will be influenced by the factors affecting the housing market or the assets underlying the securities. These securities differ from more traditional debt securities because the principal is paid back over the life of the security rather than at the security’s maturity; however, principal may be repaid early if a decline in interest rates causes many borrowers to refinance (known as repayment risk), or repaid more slowly if a rise in rates causes refinancings to slow down (known as extension risk). Thus, they tend to be more sensitive to changes in interest rates than other types of debt securities and as a result, these securities may exhibit additional volatility during periods of interest rate turmoil. In addition, investments in mortgage- and asset-backed securities may be subject to call risk, credit risk, valuation risk, and illiquid investment risk, sometimes to a higher degree than various other types of debt securities. These securities are also subject to the risk of default on the underlying mortgages or assets, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.
Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may hinder its ability to pay interest and principal. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.
In the case of insured municipal securities, insurance supports the commitment that interest payments will be made on time and the principal will be repaid at maturity. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.
Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. The secondary market for municipal securities may not be very liquid, which could limit the Fund’s ability to sell securities it is holding. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.
Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.
Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems

(“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Preferred Securities Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board of directors and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Prepayment and Extension Risk. The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow into the issuer, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result of prepayment, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates, and may lose any premium it paid to acquire the security. Conversely, rising market interest rates generally result in slower payoffs or extension, which effectively increases the duration of certain debt securities, heightening interest rate risk and increasing the magnitude of any resulting price declines.
Recent Market Conditions. Some countries, including the U.S., are considering the adoption of more protectionist trade policies, movement away from the tighter financial industry regulations that followed the 2008 financial crisis, and enactment of a reduced corporate tax rate (as the U.S. recently did). The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Also, prices of many U.S. equity securities have increased substantially for the last several years, U.S. unemployment has declined and many market prognosticators reportedly expect the Fed to raise interest rates in an effort to limit inflation and/or believe the market may experience a “correction” to lower values.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. For example, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility.
In addition, global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. For example, official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” are impossible to know for sure at this point. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are matters to be negotiated.
Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. In addition, redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Regulators have expressed concern that a general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities, and that such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.
Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it may only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, management will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. For information about the risks of investing in particular sectors, see the Fund’s Statement of Additional Information.
Sovereign Debt Risk. Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Tender Option Bonds and Related Securities Risk. The Fund's use of tender option bonds may reduce the Fund's return and/or increase volatility. Tender option bonds are created when municipal bonds are deposited into a trust or other special purpose vehicle, which issues two classes of certificates with varying economic interests. Holders of the first class of interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificates to the trust at face value. A remarketing agent for the trust is required to attempt to resell any tendered floating rate certificates and if the remarketing agent is unsuccessful, the trust’s liquidity provider must contribute cash to ensure that the tendering holders receive the purchase price of their securities on the repurchase date. Holders of the second class of interests, or residual income certificates (commonly referred to as “inverse floaters”), receive tax-exempt interest at a rate based on the difference between the interest rate earned on the underlying bonds and the interest paid to floating rate certificate holders, and bear the risk that the underlying bonds decline in value. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including greater risk of loss of principal. Certain tender option bonds may be illiquid. In certain instances, a trust may be terminated if, for example, the issuer of the underlying bond defaults on interest payments, the credit rating assigned to the issuer of the underlying bond is downgraded, or tendered floating rate certificates cannot be resold.
U.S. Government Securities Risk. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by the issuer’s right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. These securities carry at least some risk of non-payment.
In recent years, credit rating agencies have shown some concern about whether the U.S. government has the political will necessary to service all of its outstanding and expected future debt, and some have adjusted their ratings or outlook for U.S. government debt accordingly. These developments, and the factors underlying them, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the government's ability to access the debt markets on favorable terms. In addition, these developments could create broader financial turmoil and uncertainty, which could increase volatility in both stock and bond markets. These events could result in significant adverse impacts on issuers of securities held by the Fund.
Valuation Risk. The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Variable and Floating Rate Instruments Risk. The market prices of instruments with variable and floating interest rates are generally less sensitive to interest rate changes than are the market prices of instruments with fixed interest rates. Variable and floating rate instruments may decline in value if market interest rates or interest rates paid by such instruments do not move as expected. Conversely, variable and floating rate instruments will not generally rise in value if market interest rates decline. Certain types of floating rate instruments, such as interests in bank loans, may be subject to greater liquidity risk than other debt securities.
Certain variable and floating rate instruments have an interest rate floor feature, which prevents the interest rate payable by the instrument from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the instrument, and the Fund may not benefit from increasing interest rates for a significant period of time. Rates on certain variable rate instruments typically only reset periodically. As a result, changes in prevailing interest rates, particularly sudden and significant changes, can cause some fluctuations in the Fund’s value to the extent that it invests in variable rate instruments.
When-Issued and Forward-Settling Securities Risk. When-issued and forward-settling securities (such as to-be-announced (TBA) mortgage-backed securities) involve a commitment by the Fund to purchase or deliver securities at a later date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the Fund’s share value. Accordingly, the purchase of such securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. When-issued and forward-settling securities can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s share price. The Fund will segregate appropriate liquid assets having a market value at least equal to the amount of its purchase commitments. When-issued and forward-settling securities may cause the Fund to liquidate positions when it may not be advantageous to do so, in order to satisfy its purchase obligations. When-issued and forward-settling securities also are subject to the risk that the security will not be issued or that a counterparty will fail to complete the sale or purchase of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price and may forgo any gain in the security’s price. The Fund may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In addition, the purchase of mortgage-backed securities on a TBA basis may result in a Fund incurring increased prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.
Information about Additional Risks
As discussed in the Statement of Additional Information, the Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, should the Fund engage in borrowing or securities lending, it will be subject to the additional risks associated with these practices.
Borrowing money or securities lending would create investment leverage, meaning that certain gains or losses would be amplified, increasing share price movements.
In addition, the Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
In anticipation of adverse or uncertain market, economic, political, or other temporary conditions, including during periods of high cash inflows or outflows, the Fund may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost opportunities. In addition, in doing so different factors could affect the Fund’s performance and the Fund may not achieve its goal.
The Fund may change its goal without shareholder approval, although it does not currently intend to do so.
Please see the Statement of Additional Information for more information.
Description of Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).
Management of the Fund
Investment Manager
Neuberger Berman Investment Advisers LLC (“Manager”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s investment manager and administrator. Neuberger Berman BD LLC (“Distributor”), located at 1290 Avenue of the Americas, New York, NY 10104, is the Fund’s distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The services provided by the Manager as the investment manager and administrator include, among others, overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Fund, which may include, among others, compliance monitoring, operational and investment risk management, legal and administrative services and portfolio accounting services. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. Together, the Neuberger Berman affiliates manage approximately $295 billion in total assets (as of 12/31/2017) and continue an asset management history that began in 1939.
A discussion regarding the basis for the Board of Trustees’ approval of the Fund's investment advisory agreement is available in the Fund's annual report for the fiscal period ended October 31, 2017.
NBIA may engage one or more of foreign affiliates that are not registered under the 1940 Act (“participating affiliates”) in accordance with applicable SEC no-action letters. As participating affiliates, whether or not registered with the SEC, the affiliates may provide designated investment personnel to associate with NBIA as “associated persons” of NBIA and perform specific advisory services for NBIA, including services for the Fund, which may involve, among other services, portfolio management and/or placing orders for securities and other instruments. The employees of a participating affiliate are designated to act for

NBIA and are subject to certain NBIA policies and procedures as well as supervision and periodic monitoring by NBIA. The Fund will pay no additional fees and expenses as a result of any such arrangements.
Neither this Prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Manager, who provide services to the Fund. Shareholders are not parties to, or intended to be third party beneficiaries of, those contractual arrangements. Where shareholders are not third party beneficiaries of contractual arrangements, those contractual arrangements cannot be enforced by shareholders acting on their own behalf.
Effective December 6, 2018, Class R6 of the Fund will pay the Manager fees at the annual rate of 0.05% of the class’ average daily net assets for administrative services provided to Class R6 of the Fund.
Prior to December 6, 2018, Class R6 of the Fund would have paid the Manager fees at the annual rate of 0.08% of the class’ average daily net assets for administrative services provided to Class R6 of the Fund.
Neuberger Berman Core Bond Fund: For the 12 months ended 10/31/2017, the advisory fees paid to the Manager by the Fund were 0.25% of its average daily net assets. Class R6 of the Fund will pay the Manager fees at the annual rate of 0.05% of the class’ average daily net assets for administrative services provided to Class R6 of the Fund.
Portfolio Managers
Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund that he manages.
Neuberger Berman Core Bond Fund
Thanos Bardas is a Managing Director of the Manager. He joined the firm in 1998. Mr. Bardas is responsible for portfolio management and quantitative strategies within the firm’s Institutional Asset Management division. In addition, he is a member of the Portfolio Strategy Committee and serves on specialty investment grade teams. Mr. Bardas has been a Portfolio Manager of the Fund since February 2008.
David M. Brown, CFA is a Managing Director of the Manager. He re-joined the firm in January 2003. Mr. Brown is Head of Investment Grade Corporate Strategies and Head of Corporate Trading. He is a member of the Investment Grade Strategy Committee and is responsible for determining credit exposures across various portfolio strategies and for managing the credit trading group. Mr. Brown has been a Portfolio Manager of the Fund since February 2008.
Nathan Kush is a Managing Director of the Manager. He joined the firm in 2001. He is a member of the portfolio management team for the firm’s Global Investment Grade strategies. Additionally, he is involved in investment grade credit research and, previously, covered the banking, brokerage, finance, insurance and REIT sectors. Mr. Kush has been a Portfolio Manager of the Fund since December 2017.
Thomas J. Marthaler, CFA, is a Managing Director of the Manager. He joined the firm in 2006. Mr. Marthaler manages the firm's investment grade fixed income product specialists. Mr. Marthaler has been a Portfolio Manager of the Fund since February 2013.
Brad Tank is a Managing Director of the Manager. He joined the firm in 2002 and is the Chief Investment Officer and Global Head of Fixed Income. He is a member of the firm’s Operating, Investment Risk, Asset Allocation and Fixed Income’s Investment Strategy Committees, and leads the Fixed Income Multi-Sector Group. He joined the firm after 23 years of experience in trading and asset management. Mr. Tank has been a Portfolio Manager of the Fund since April 2009.

Financial Highlights
Core Bond Fund Class R6 had not commenced operations during the periods shown. The below figures are from Neuberger Berman Core Bond Fund Institutional Class. Because Institutional Class has higher expenses than Class R6, its performance typically would have been lower than that of Class R6. These financial highlights describe the performance of the Fund’s Institutional Class shares for the fiscal periods indicated.
All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).
Neuberger Berman Core Bond Fund—Institutional Class
YEAR ENDED OCTOBER 31,	2013	2014	2015	2016	2017
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of year	11.06	10.37	10.52	10.39	10.57
Plus:
Income from investment operations
Net investment income (loss)(4)	0.20	0.26	0.26	0.25	0.24
Net gain/(losses)—realized and unrealized	(0.39)	0.17	(0.08)	0.23	(0.15)
Subtotal: income (loss) from investment operations	(0.19)	0.43	0.18	0.48	0.09
Minus:
Distributions to shareholders
Income dividends	0.20	0.27	0.24	0.26	0.23
Capital gain distributions	0.28	0.01	0.07	0.04	0.06
Tax return of capital	0.02	—	—	—	0.03
Subtotal: distributions to shareholders	0.50	0.28	0.31	0.30	0.32
Equals:
Share price (NAV) at end of year	10.37	10.52	10.39	10.57	10.34
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund’s expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.
Net expenses—actual	0.45(2)	0.45	0.45	0.46	0.46
Gross expenses(1)	0.61	0.63	0.61	0.59	0.55
Net investment income (loss)—actual	1.90	2.49	2.49	2.40	2.37
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.
Total return (%)(3)	(1.71)	4.16	1.69	4.67	0.95
Net assets at end of year (in millions of dollars)	165.9	169.0	240.3	320.6	338.0
Portfolio turnover rate (%)(5)	139	142	125	148	175
(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of the investment management fee.
(2)	Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.
(3)	Would have been lower if the Manager had not reimbursed certain expenses and/or waived a portion of the investment management fee.
(4)	The per share amounts have been calculated based on the average number of shares outstanding during each fiscal period.
(5)	The portfolio turnover rates including mortgage dollar roll transactions were 269%, 222%, 240%, 307% and 346% for the years ended October 31, 2017, 2016, 2015, 2014 and 2013, respectively.

Your Investment
Maintaining Your Account
Class R6 shares described in this prospectus generally are available only through financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers. For certain institutional investors, shares of the Fund may be available directly from Neuberger Berman BD LLC, the Fund's Distributor.
Class R6 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where shares are held on the books of the Fund through omnibus accounts (either at the plan level or at the level of the financial intermediary), certain products managed by Neuberger Berman or funds in the Neuberger Berman family of funds and institutional investors if approved by the Distributor.
Class R6 shares generally are not available to retail non-retirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell education savings accounts, SEPs, SARSEPs, SIMPLE IRAs, or individual 403(b) plans.
Eligible retirement plans generally may open an account and purchase Class R6 shares by contacting a financial intermediary authorized to sell the Fund's shares. Class R6 shares may not be available through certain financial intermediaries.
Plan participants who are considering an investment in the Fund should contact their employer, retirement plan administrator, or service agent that provides shareholder servicing, record keeping, account maintenance or other services for their retirement plan (“Plan Service Provider”) for details about the Fund that are available under their retirement plan and the procedures for buying and selling shares.
The Fund does not impose minimum purchase requirements for Class R6 shares. However, you should contact your Plan Service Provider to determine whether it imposes minimum purchase requirements.
The Fund does not issue certificates for shares.
For certain institutional investors, shares of the Fund may be available for purchase directly from the Distributor by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021) or by wire, fax, telephone or exchange. Please call 800-866-6264 for an application and instructions.
We cannot accept cash, money orders, starter checks, travelers checks, or other cash equivalents. We do accept Bank Checks and Cashier’s Checks from U.S. Financial Institutions. You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses. All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us.
If you bought shares directly from the Distributor, to sell shares send a letter signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions. If by regular, first class mail, send to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. If by express delivery, registered mail, or certified mail, send to Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021. Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded. If you have a designated bank account on your application, you can request that we wire the proceeds to this account. You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH). Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you.
You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:
■	both accounts must have the same registration
■	you will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your financial intermediary to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange. Your ability to exchange to another fund in the fund family may be limited by the availability of a given fund in your retirement plan as determined by your Plan Service Provider.
Every buy or sell order will be processed at the next share price to be calculated after the order has been received in proper form. Purchase orders are deemed “received in proper form” when the Fund's transfer agent has received payment for the shares. Redemption orders are deemed “received in proper form” when the Fund's transfer agent has received your order to sell Fund shares. In the case of certain institutional investors, the Distributor will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. These policies apply to the financial intermediaries who invest in the Fund. Please contact your financial intermediary for its policies.
The Fund typically expects to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments. As described further above and in the Fund's Statement of Additional Information, the Fund also reserves the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in stressed market conditions and other appropriate circumstances.
Redemptions in kind may cause you to incur transaction costs to the extent you dispose of the securities redeemed in kind and the value of the securities redeemed in kind may decrease between the time of redemption and the time of such sale. The Fund may also borrow under any available line of credit and other available methods to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances.
Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to:
■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who has not provided timely payment to settle a purchase order
■	change, suspend, or revoke the exchange privilege
■	satisfy an order to sell Fund shares with securities rather than cash
■	suspend or postpone investors’ ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange or the bond market is closed
■	suspend or postpone investors' ability to sell Fund shares or postpone payments on redemptions for more than seven days, on days when the Exchange, the Federal Reserve or the bond market closes early (e.g., on the eve of a major holiday or because of a local emergency, such as a blizzard)
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.
Dividends are first earned the business day after your purchase order is received in proper form. The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when the Manager or the Board of Trustees determines that it is in the best interests of the Fund’s shareholders as a whole or the transaction is otherwise effected in accordance with procedures adopted by the Board of Trustees.
Proceeds from the sale of shares—The proceeds from the shares you sell are typically sent out the next business day after your order is executed, and nearly always within seven days regardless of payment type. When you sell shares through your financial intermediary, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:
■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.
If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

Dividends are earned through the business day on which your redemption order is received in proper form. Investors redeeming in full will receive earned dividends on the day they sell their shares; investors redeeming a portion of their shares will receive earned dividends on the next applicable monthly distribution date.
Uncashed checks—We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement. We may be required to transfer assets related to uncashed checks to a state government under the state’s unclaimed or abandoned property law.
Statements and Confirmations—Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).
Important information regarding unclaimed/abandoned property — If your financial intermediary (or, if you bought your shares directly, the Distributor) is unable to locate you, then it is required by law to determine whether your account(s) must be deemed “unclaimed” or “abandoned.” Your financial intermediary (or the Distributor) is required to transfer (or escheat) unclaimed or abandoned property to the appropriate state government in accordance with state law. Your account(s) may also be deemed “unclaimed” or “abandoned” and subsequently transferred to the appropriate state government if no activity (as defined by that state) occurs within the account(s) during the period of time specified by state law or if checks related to the account(s) remain uncashed. Your last known address of record determines which state has jurisdiction.
It is your responsibility to ensure that your financial intermediary (or the Distributor) maintains a correct address for your account(s). An incorrect address may cause your account statements and other mailings to be returned as undeliverable. Neither the Distributor nor the Fund nor its Transfer Agent will be liable to investors or their representatives for good faith compliance with state unclaimed or abandoned property (escheatment) laws. If you use a financial intermediary, contact that provider regarding applicable state escheatment laws.
Financial Intermediaries
Class R6 shares described in this prospectus may be purchased through certain financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers.
The fees and policies outlined in this prospectus are set by the Fund and by the Distributor. However, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy and sell Class R6 shares, investor services, and additional policies.
In exchange for the services it offers, your financial intermediary may charge fees that are in addition to those described in this prospectus.
A Plan Service Provider or an employee benefits office can provide plan participants with detailed information on how to participate in the plan, elect the Fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, plan participants should contact their Plan Service Provider or their employee benefits office.
Financial intermediaries may provide some of the shareholder servicing and account maintenance services required by plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for Plan Service Providers to provide other investment or administrative services. Financial intermediaries may charge plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, plans may charge plan participants for certain expenses, which are in addition to those described in this prospectus. These fees and additional amounts could reduce an investment return in Class R6 shares of the Fund.
Information Required from New Accounts
To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
When you open an account, we (which may include your financial intermediary acting on our behalf) will require your name, address, date of birth, and social security number or other taxpayer identification number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Share Prices
Because Class R6 shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Similarly, because the Fund does not charge fees for selling shares, the Fund pays you the full share price (net asset value) when you sell shares.
If you use a financial intermediary, that provider may charge fees that are in addition to those described in this prospectus.
The Fund is generally open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is scheduled to be closed. When the Exchange is closed for unusual reasons, Fund shares will generally not be priced although the Fund may decide to remain open and price Fund shares and in such a case, the Fund would post a notice on www.nb.com.
The Fund normally calculates its share price on each day the Exchange is open once daily as of 4:00 P.M., Eastern time. In the event of an emergency or other disruption in trading on the Exchange, the Fund’s share price would still normally be determined as of 4:00 P.M., Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been received in proper form (see “Maintaining Your Account” for information on placing orders). If you use a financial intermediary, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when your financial intermediary accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.
Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received in proper form.
Share Price Calculations
The net asset value per share of Class R6 of the Fund is the total value of Fund assets attributable to Class R6 shares minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Fund's portfolio securities changes every business day, its share price usually changes as well.
The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Debt securities and certain derivative instruments that do not trade on an exchange held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations and in the case of derivatives, market data about the underlying investments. Short-term securities held by the Fund may be valued on the basis of amortized cost, unless other factors indicate that amortized cost is not an accurate estimate of the security’s value. Equity securities (including securities issued by ETFs) and exchange-traded derivative instruments held by the Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale quoted on a principal exchange or market for that security or official closing price, on the basis of market quotations.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share. The prospectuses for these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
If a valuation for a security is not available from an independent pricing service or if the Manager believes in good faith that the valuation does not reflect the amount the Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. The Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to the time as of which the Fund’s share price is calculated.
The Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time as of which the Fund’s share price is calculated. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Manager, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.
Distributions and Taxes
Distributions—The Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, the Fund declares income dividends daily and pays them monthly and declares and makes any capital gain distributions once a year (usually in December). Gains from foreign currency transactions, if any, are normally distributed in December. The Fund may make additional distributions, if necessary, to avoid federal income or excise taxes.
Unless you designate otherwise, your distributions, if any, from the Fund will be reinvested in additional Class R6 shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Class R6 shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact a Fund in writing or by phone if you bought shares directly. If you use a financial intermediary, you must consult it about whether your income dividends and capital gain distributions from the Fund will be reinvested in additional Class R6 shares of the Fund or paid to you in cash.
How distributions are taxed—Except for tax-advantaged retirement plans and other tax-exempt investors (collectively “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.
Fund distributions to qualified retirement plans generally are tax-free. Eventual withdrawals from retirement plans generally are subject to tax.
Distributions generally are taxable to shareholders other than exempt investors in the year they are received. In some cases, however, distributions received in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.
Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. It is not expected that any of the Fund's distributions will be attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations), which is subject to maximum federal income tax rates for individual and certain other non-corporate shareholders (each, an “individual shareholder”) that are lower than the maximum rates for ordinary income (“lower maximum rates”).
Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for individual shareholders are subject to the lower maximum rates. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.
If, for any taxable year, the Fund distributes an amount that exceeds the sum of its current earnings and profits (generally, the sum of its investment company taxable income plus net capital gain for that year)—which might result from, among other things, the difference between book and tax accounting treatment of certain derivatives and foreign currency transactions—plus its accumulated earnings and profits, if any, that excess generally will be treated as a return of capital, which will reduce your tax basis in your Fund shares. To the extent that excess is greater than your tax basis, it will be treated as gain from a redemption of your shares (taxed as described below).
Shareholders should review any notice that accompanies a payment of dividends or other distributions to determine whether any portion of the payment represents a return of capital rather than a distribution of the Fund’s net income and/or gains.
How share transactions are taxed—When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to exempt investors. For individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the lower maximum rates.
Additional tax—An individual shareholder’s distributions from the Fund and net gains recognized on redemptions and exchanges of Fund shares are subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes distributions from the Fund and net gains from the disposition of Fund shares) or (2) the excess of the individual’s “modified adjusted gross income” over a specified threshold amount. This tax is in addition to any other taxes due on that income. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.
Taxes and You
The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax.
How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your financial intermediary sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your financial intermediary, also covers your share transactions.
Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.
Backup Withholding
The Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are an individual shareholder and the Internal Revenue Service tells us that you are subject to backup withholding (1) for failing to properly report the receipt of interest or dividend income or (2) for any other reason.
If you use a financial intermediary, you must supply your signed taxpayer identification number form (generally, Form W-9) to your financial intermediary and it must supply its taxpayer identification number to us, in order to avoid backup withholding.
Buying Shares Before a Distribution
The money the Fund earns, either as net investment income or as net realized capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of the Fund just before it makes such a distribution (other than an exempt-interest dividend), you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Generally, if you are an exempt investor, there are no current tax consequences to you from distributions.
Basis Determination and Reporting
Your basis in Fund shares that you acquired or acquire after December 31, 2011 (collectively, “Covered Shares”), will be determined in accordance with the Fund's default basis determination method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different basis determination method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption. The Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the Statement of Additional Information for more information about the rules regarding basis determination and the Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination and reporting rules apply to you.
Market Timing Policy
Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or purchase order, or change, suspend or revoke the exchange privilege.
The Manager applies the Fund's policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes efforts to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved financial intermediaries may be limited in those instances in which the financial intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.
Portfolio Holdings Policy
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.
The complete portfolio holdings for the Fund are available at www.nb.com/holdings (click on the tab with the name of the relevant Fund). The complete portfolio holdings for the Fund are generally posted 15-30 days after each month-end.
The Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Fund will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
No earlier than five business days after month-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent month has been posted.
Fund Structure
The Fund uses a “multiple class” structure. The Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class R6 shares of the Fund.

NEUBERGER BERMAN INCOME FUNDS
Class R6 Shares
If you would like further details on this Fund, you can request a free copy of the following documents:
Shareholder Reports. The shareholder reports offer information about the Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year or fiscal period
■	Fund performance data and financial statements
■	portfolio holdings.
Statement of Additional Information (SAI). The SAI contains more comprehensive information on the Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.
The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.
Investment Manager: Neuberger Berman Investment Advisers LLC
Obtaining Information
You can obtain a shareholder report, SAI, and other information from your financial intermediary, or from:
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
877-628-2583
Website: www.nb.com
You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.
You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.
The Fund’s current net asset value per share is made available at: http://www.nb.com/performance.
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this prospectus is either a service mark or a registered service mark of Neuberger Berman Investment Advisers LLC. ©2019 Neuberger Berman BD LLC, distributor. All rights reserved.
SEC File Number: 811-03802
Q0033 01/19